Exhibit 17(b)

SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your control number found below 3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line 4. LIVE with a live operator when you call toll-free (866) 416-0565 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER GOLUB CAPITAL INVESTMENT CORPORATION PROXY IN CONNECTION WITH THE 2019 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 4, 2019 The undersigned hereby appoints Joshua M. Levinson and Ross A. Teune, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of Golub Capital Investment Corporation (the “Company”) which the undersigned is entitled to vote at the 2019 Special Meeting of Stockholders of the Company (“Special Meeting”) to be held at the offices of Golub Capital LLC, 666 Fifth Avenue, New York, NY 10103, on September 4, 2019 at 8:00 a.m., Eastern Time, and at all adjournments thereof, as indicated on this proxy. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE COMPANY’S BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 416-0565. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 4, 2019. The Proxy materials are available at: www.proxyonline.com/docs/golubcapitalinvestmentcorp2019.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

GOLUB CAPITAL INVESTMENT CORPORATION YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED “FOR” SUCH PROPOSAL. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: FOR AGAINST ABSTAIN Proposal: (1). To approve the merger of Golub Capital Investment Corporation (“GCIC”) with and into Fifth Ave Subsidiary Inc. (“Merger Sub”), a wholly-owned subsidiary of Golub Capital BDC, Inc. (“GBDC”), with GCIC as the surviving company, pursuant to the Agreement and Plan of Merger, dated as of November 27, 2018, by and among GBDC, Merger Sub, GCIC, GC Advisors LLC, and, for certain limited purposes, Golub Capital LLC. This initial merger will be followed immediately by the merger of GCIC with and into GBDC, with GBDC surviving the subsequent merger. Please refer to the Proxy Statement for a discussion of the proposal. You can vote on the Internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE COMPANY. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]